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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2005 (September 27, 2005)
Raindance Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31045	84-1407805

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1157 Century Drive Louisville, CO	80027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 878-7326
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 8 — Other Events
Item 8.01 Other Events.
On September 27, 2005, Raindance Communications, Inc. (“Raindance”) entered into an asset purchase agreement to acquire certain assets of BCE Conferencing, Inc.
Details regarding the transaction are contained in the Company’s press release, dated September 28, 2005, which is attached as Exhibit 99.1 and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c)     Exhibits.

99.1	Press Release of Raindance, dated September 28, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 28, 2005

RAINDANCE COMMUNICATIONS, INC.
By:	/s/ Nicholas J. Cuccaro
Nicholas J. Cuccaro
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Raindance, dated September 28, 2005.

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